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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  May 4, 2000


                                NTL INCORPORATED
               (Exact name of Registrant as Specified in Charter)


Delaware                                0-25691              13-4051921
(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)


110 East 59th Street, New York, New York                          10022
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 906-8440


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.           OTHER EVENTS.

                  In connection with the Company's proposed acquisition of CWC ConsumerCo., a division of Cable and Wireless plc, and in connection with the Company's acquisition of Cablecom Group in March 2000, the Company has prepared unaudited pro forma financial data which is attached hereto as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)      Exhibits.

         99.1              Unaudited pro forma financial data.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NTL INCORPORATED


                                          By:    /s/ Gregg N. Gorelick
                                                 ----------------------------
                                          Name:  Gregg N. Gorelick
                                          Title: Vice President - Controller

Dated:  May 4, 2000



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                                  EXHIBIT INDEX


         Designation                                 Description

           99.1                          Unaudited pro forma financial data.




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